EXHIBIT 21.1
SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage Advanced Systems Portable Restrooms McDonald Portable Toilets
AMADOR SERVICES, LLC	California
AMERICAN DISPOSAL COMPANY, INC.	Washington	Vashon Disposal
AMERICAN SANITARY SERVICE, INC.	Oregon
ANDERSON COUNTY LANDFILL, INC.	Delaware	Anderson County Landfill
ANDERSON REGIONAL LANDFILL, LLC	Delaware
ANSON COUNTY LANDFILL, INC.	Delaware
BITUMINOUS RESOURCES, INC.	Kentucky
BRENT RUN LANDFILL, INC.	Delaware	Brent Run Landfill
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and Recycling Center
BUTLER COUNTY LANDFILL, INC.	Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Anson County Landfill
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware	Chiquita Canyon Landfill
COLD CANYON LANDFILL, INC.	California	Cold Canyon Processing Facility Cold Canyon Recycling
COLUMBIA RESOURCE CO., L.P.	Washington
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
CONTRACTORS WASTE SERVICES, INC.	Kentucky
CORRAL DE PIEDRA LAND COMPANY	California
CURRY TRANSFER AND RECYCLING, INC.	Oregon	City Transfer & Recycling County Transfer & Recycling Country Transfer & Recycling Extra Mile Disposal & Hauling Harrell’s Septic Roto-Rooter of Curry County Westlane Disposal
D.M. DISPOSAL CO., INC.	Washington	American Portable Storage D.M. Recycling Superior Refuse Removal
DENVER REGIONAL LANDFILL, INC.	Colorado
ECOSORT, L.L.C.	Oregon
EL PASO DISPOSAL, LP	Texas	El Paso Disposal Caprock Waste Services Company, LLC Waste Wranglers
ELKO SANITATION COMPANY	Nevada	Waste Connections of Nevada
EMPIRE DISPOSAL, INC.	Washington
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana	Glacier Disposal
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FRONT RANGE LANDFILL, INC.	Delaware	Front Range Landfill
G&P DEVELOPMENT, INC.	Nebraska
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk Clean Up
AA Lucky Portable Storage
Aberdeen Sanitation Co.
All Star Recycling
Butler’s Cove Refuse Service
City Sanitary Co.
Eastern Grays Harbor Disposal
EGH Disposal
Harbor Disposal Co.
Harold LeMay Enterprises
HE Recycling
Joes Refuse Service
Lakewood Recycling Service
Lakewood Refuse Service
LeMay Inc
LeMay Mobile Shredding
LeMay Transportation Services
Le May Trucking, Inc.
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
Rural Refuse Service
White Pass Garbage
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HORIZON PROPERTY MANAGEMENT, LLC	Colorado
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling Services
J BAR J LAND, INC.	Nebraska
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas	ABC Waste Collection Waste Connections of Texas
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company Bishop Waste Disposal Coastal Rolloff Service Riverdale Disposal Service Sierra Disposal Western Johns
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington

EXHIBIT 21.1
SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
MASON COUNTY GARBAGE CO., INC.	Washington
MDSI OF LA, INC.	California
MILLENIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHERN PLAINS DISPOSAL, INC.	Delaware
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC	Washington	LRI
POTRERO HILLS LANDFILL, INC.	California	Potrero Hills Landfill
PSI ENVIRONMENTAL SERVICES INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
PUEBLO SANITATION, INC.	Colorado
PUYALLUP ENERGY RECOVERY COMPANY, LLC	Washington
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company Cascade Recycling Co. Kelvic Disposal Co, Kelvic Dropbox Company Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RH FINANCIAL CORPORATION	Washington
R.J.C. TRUCKING CO.	Oregon	Eugene Drop Box
RURAL WASTE MANAGEMENT, INC.	Oklahoma
SANIPAC, INC.	Oregon
SAN LUIS GARBAGE COMPANY	California
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Reliable Waste Services TWM-Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware	Seabreeze Environmental Seabreeze Environmental Landfill
SEDALIA LAND COMPANY	Colorado
SILVER SPRINGS ORGANICS L.L.C.	Washington
SOUTH COUNTY SANITARY SERVICE, INC.	California
SOUTHERN PLAINS DISPOSAL, INC.	Delaware
TACOMA RECYCLING COMPANY, INC.	Washington
TENNESSEE WASTE MOVERS, INC.	Delaware	Volunteer Landfill
THE TRASH COMPANY, LLC	Colorado
VOORHEES SANITATION, L.L.C.	Idaho
WASCO COUNTY LANDFILL, INC.	Delaware	Republic Services of Oregon I
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste Systems
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Bear Valley Disposal Service
Betts Disposal Service
Calaveras Sanitation Services
Ebbetts Pass Disposal Service
El Dorado Disposal Service
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
GT Waste
Mother Lode Sani-Hut
Rent-A-Bin
Sani-Hut Portable Toilets
SEI Debris Box
SEI Solid Waste
West Valley Collection & Recycling
Western El Dorado Recovery Systems
Westside Sanitation
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal & Recycling Service
Snowy Peaks Trash Company
Solid Waste Transfer Services
The Trash Company
Town & Country Disposal
U.S. Disposal
U.S. Disposal Services
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware	Baxter Waste Systems
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack Environmental Services T, T & R Enterprises Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millenium Waste

EXHIBIT 21.1
SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF IOWA, INC.	Iowa	EZ Roll Off EZ Roll Off Systems E-Z Sanitation Frangenberg Sanitation Huberg Solid Waste Management Millenium Waste Stone Roll-Off Stone Sanitation Town & Country Disposal Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service Best Yet Refuse Collectia LTD. Dual County Sanitation Northend Disposal Plumb Thicket Landfill R-Arrow Salina Waste Systems
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Corbin’s Disposal Service Kentucky Waste Systems, Inc. Mid-State Recycling Waste Systems Mid-State Waste Waste Systems, Inc.
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation L & L Sanitation Schaap Sanitation Scotting Sanitation Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation Best Waste & Recycling Best Waste and Recycling Buck Run Landfill Northeast Mississippi Regional Landfill Oxford Waste Services
WASTE CONNECTIONS OF MISSOURI, INC.	Delaware
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal Valley Recycling Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse Countryside Services
B&B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Community Refuse
Countryside Services
Duren Sanitation
J-D Sanitation
J&J Sanitation
Junk in the Box
Midwest Refuse
Service Commercial
Omega Systems
Papillion Sanitation
River City Recycling
Sanitation Systems
Saunders County Disposal
Schaben Sanitation
Shrader Refuse and Recycling Service Company
Steve’s Sanitation
Steve’s Sanitation Service
The Garbage Company
Ummel Sanitation
Wahoo Sanitation
White Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation Southwest Disposal
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	Queen City Transfer Station Waste Connections of the Carolinas
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	Metropolitan Waste Services
Oklahoma Disposal & Sanitation Waste Connections
WASTE CONNECTIONS OF OREGON, INC.	Oregon	Ace Sanicans
Arrow Sanitary Service
Babe’s Garbage Service
Bandon Disposal & Recycling
Buck’s Sanitary Service
Clatskanie Sanitary Service
EWSI
Environmental Waste Systems
Hood River Garbage Service
Hood River Recycling & Transfer Station
Hudson Portable Toilet Service
Hudson’s Garbage Service
Jack Fleming Sanitary Service
Les’ County Sanitary
Les’ Sanitary Service
North Bend Sanitation Service
Oregon Paper Fiber
Public Disposal and Recyling Center
Refuse Removal
Sweet Home Sanitation Service
Sweet Home Transfer & Recycling
The Dalles Disposal
The Dalles Transfer Station
Wally’s Portable Restrooms

EXHIBIT 21.1
SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art’s Garbage Service
Cook’s Wastepaper & Recycling
Dakota Data Shred
Envirotech Waste Services
Kieffer Sanitation
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Ron’s Dray
Sioux Valley Sanitation Service
Steve’s Garbage Service
Van Zee Sanitary Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation Clarksville Disposal Cumberland Waste Disposal LMP Transportation Company Ocoee Environmental Services Scott Solid Waste Snelson’s Trash Service Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Hardy Road Transfer Station Waste Connections of Texas West Texas Disposal
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California	Environmental Waste Management Kingsburg Disposal Service
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation Service
Clark County Disposal Group
Colfax Recycling
Diamond Fab and Welding Service
Empire Disposal Hauling
Hero
Household Environmental Recycling Operation
The Disposal Group
Twin City Sanitary Service
Vancouver Sanitary Service
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal American Disposal, Inc. BW Waste Edwal Services Green River Valley Refuse
WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Jackson Hole Environmental Systems, Inc. Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and Recycling Center Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana
WYOMING ENVIRONMENTAL SYSTEMS, INC.	Indiana	Wyoming Waste Systems
YAKIMA WASTE SYSTEMS, INC.	Washington	Yakima Storage Systems Yakima Waste Systems